UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported) November 7, 2006
AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in its chapter)

California (State or other jurisdiction of incorporation)	1-08789 (Commission File Number)	94-2918118 (IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA		94111
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 415-788-5300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 8.01 OTHER EVENTS
On November 6, 2006, the Company issued a press release announcing it has ordered four Leksell Gamma Knife ® Perfexion ™ systems from Elekta AB. The full text of the press release is attached hereto as Exhibit 99.1. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     The following exhibit is filed as part of this report:
     99.1 Perfexion Press Release, dated 11/6/06

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2006	American Shared Hospital Services
	By:	/s/ Ernest A. Bates, M.D.
Ernest A. Bates, M.D.
Chairman and CEO